UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Intermec, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2013

Intermec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

6001 36th Avenue West Everett, Washington www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Financial Results for the Fourth Quarter and Fiscal Year 2012

On March 11, 2013, we filed our Form 10-K for the year-ended December 31, 2012 (the “FY2012 Form 10-K”).

Exhibit 99.1 to this Current Report, incorporated herein by reference, furnishes the audited financial statements from our FY2012 Form 10-K, specifically:

•	Consolidated Balance Sheets as of December 31, 2012 and December 31, 2011

•	Consolidated Statements of Operations for the Years ended December 31, 2012 and December 31, 2011

•	Consolidated Statements of Cash Flows for the Years Ended December 31, 2012 and December 31, 2011

The Consolidated Statements of Operations in Exhibit 99.1 also include the unaudited financial statements for the Three Months ended December 31, 2012 and December 31, 2011.

Exhibit 99.1 includes unaudited supplemental sales information by category and by geographic region.

Exhibit 99.1 also includes, among other things, the following unaudited financial measures as adjusted on a Non-GAAP basis for the quarter and full-year ended December 31, 2012:

•	operating profit (loss);

•	net earnings (loss);

•	earnings (loss) per diluted share;

•	earnings before interest, taxes, depreciation and amortization (“EBITDA”); and

•	gross margins.

Reconciliations of each of these Non-GAAP financial measures to the most directly comparable GAAP financial measures are presented in Exhibit 99.1.

Our Non-GAAP financial measures should be read in conjunction with the corresponding GAAP measures. The Non-GAAP measures should be considered in addition to, and not as an alternative or substitute for, the measures prepared in accordance with GAAP.

We believe that excluding items such as, but not limited to, allowances for deferred tax assets, goodwill or asset impairment charges, restructuring charges (principally related to severance costs), costs or adjustments related to acquisitions, amortization of intangibles, executive severance and non-cash stock based compensation expenses provides supplemental information useful to investors’ and management’s understanding of Intermec’s core operating results, especially when comparing those results on a consistent basis to results for previous periods and anticipated results for future periods.

The foregoing information in this Item 2.02 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

Exhibit 99.1

Information relating to our financial results for the fourth quarter and fiscal year ended December 31, 2012 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

General

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Important Additional Information about the Merger Transaction

Intermec filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with the proposed merger transaction with Honeywell on February 14, 2013. This communication is not a substitute for the definitive proxy statement (including any supplements or amendments thereto) and other documents related to the merger transaction. The definitive proxy statement and any other documents that may be filed with the SEC related to the merger transaction or incorporated by reference into the definitive proxy statement contain important information about Intermec, Honeywell, the merger transaction and related matters. Investors and security holders are urged to carefully read the definitive proxy statement and any other documents that may be filed with the SEC related to the merger transaction or incorporated by reference into the definitive proxy statement. Investors and security holders will be able to obtain free copies of those documents filed with the SEC by Intermec through the website maintained by the SEC at www.sec.gov or by contacting Intermec at (425) 348-2600. In addition, investors and security holders are able to obtain free copies of the documents filed with the SEC at the investor relations tab of Intermec’s website, www.intermec.com, which website is not incorporated herein by reference.

Intermec and its directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from its investors and security holders in connection with the merger transaction. Certain information regarding these persons and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and may be contained in other relevant materials to be filed with the SEC regarding the merger transaction when they become available. Additional information regarding Intermec’s executive officers and directors, including investors, is included in Intermec’s definitive proxy statement for 2012, which was filed with the SEC on April 12, 2012, and other relevant documents filed with the SEC. You can obtain free copies of these documents from Intermec or the SEC using the contact information above.

Forward-Looking Statements

Statements made in this release and related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. The forward-looking statements contained herein include, without limitation, statements regarding: the potential acquisition of Intermec by Honeywell International Inc. and the holding of the related stockholders meeting. When used in this document and in documents it refers to, the words “anticipate,” “believe,” “will,” “intend,” “project” and “expect” and similar expressions as they relate to us or our management are intended to identify such forward- looking statements. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change.

Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. These risk factors include, but are not limited to, risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which are available, among other places, at the investor relations tab of Intermec’s website, on our website at www.intermec.com (which website is not incorporated herein by reference).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Financial information for the three and twelve months ended December 31, 2012 and for the three and twelve months ended December 31, 2011, including certain Non-GAAP financial measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: March 11, 2013	By:	/s/ Robert J. Driessnack
Robert J. Driessnack
Senior Vice President, Chief Financial Officer

Intermec, Inc.

Exhibit Index

Exhibit Number	Description

99.1	Financial information for the three and twelve months ended December 31, 2012 and for the three and twelve months ended December 31, 2011, including certain Non-GAAP financial measures.

Exhibit 99.1

Non-GAAP Financial Measures

This Exhibit 99.1 includes Non-GAAP financial measures for

•	operating profit (loss)

•	net earnings (loss)

•	earnings (loss) per diluted share

•	earnings before interest, taxes, depreciation, and amortization (“EBITDA”)

•	Adjusted EBITDA, and

•	gross margins.

Reconciliations of each of these Non-GAAP financial measures to the most directly comparable GAAP financial measures are detailed in: (i) the “Reconciliation of GAAP To Non-GAAP Operating Profit (Loss), Adjusted EBITDA, Net Earnings (Loss) and Earnings (Loss) Per Share”, (ii) the “Reconciliation of GAAP to Non-GAAP Operating Profit (Loss)”, and (iii) the “Reconciliation of GAAP to Non-GAAP Gross Margins”, each of which is included in this Exhibit 99.1.

Our Non-GAAP measures should be read in conjunction with the corresponding GAAP measures. The Non-GAAP measures should be considered in addition to and not as an alternative or substitute for the measures prepared in accordance with generally accepted accounting principles.

Supplemental Information about EBITDA and Adjusted EBITDA calculation

Intermec is providing disclosure of the reconciliation of certain Non-GAAP financial measures used in our financial reporting and within our press release, among other places, to our comparable financial measures on a U.S. GAAP basis. The Company believes that these Non-GAAP financial measures provide investors the additional information to evaluate financial performance in a way that is comparable to measures reported by other technology companies.

Earnings before interest, taxes, depreciation, and amortization (“EBITDA”) is net income/loss before provisions for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered an alternative to, or more meaningful than, income before income taxes, cash flow from operations, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of adjusted EBITDA adds back the non-cash effect of stock-based compensation as accounted for under ACS 718 as we believe this is a meaningful view of our true cash earnings. Adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this Non-GAAP measure in the same manner.

INTERMEC, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	(Unaudited)		(Audited)
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Revenues:
Product	$172,327	$192,209	$617,369	$676,991
Service	44,316	44,566	172,724	171,190

Total revenues	216,643	236,775	790,093	848,181
Costs and expenses:
Cost of product revenues	102,374	112,766	384,055	404,591
Cost of service revenues	23,335	24,738	89,998	96,853
Research and development	21,783	21,664	82,488	84,384
Selling, general and administrative	64,856	66,391	246,840	250,296
Impairment of property, plant and equipment	—	900	—	900
Capitalized legal fees charge	—	5,573	—	5,573
Impairment of goodwill	4,549	—	51,157	—
Gain on sale of assets	—	—	(5,189)	—
Acquisition costs	—	208	—	5,974
Restructuring costs	(39)	99	4,429	5,855

Total costs and expenses	216,858	232,339	853,778	854,426
Operating (loss) profit	(215)	4,436	(63,685)	(6,245)
Interest income	41	58	349	624
Interest expense	(813)	(903)	(3,128)	(2,868)

(Loss) earnings before income taxes	(987)	3,591	(66,464)	(8,489)
Income tax expense	3,814	25,179	216,039	22,268

Net loss	$(4,801)	$(21,588)	$(282,503)	$(30,757)

Loss per share:
Basic	$(0.08)	$(0.36)	$(4.68)	$(0.51)
Diluted	$(0.08)	$(0.36)	$(4.68)	$(0.51)
Shares used in computing loss per share:
Basic	60,564	59,931	60,324	60,098
Diluted	60,564	59,931	60,324	60,098

INTERMEC, INC.

CONSOLIDATED BALANCE SHEETS

(Audited)

(In thousands)

	December 31, 2012	December 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$85,169	$95,108
Short-term investments	197	170
Accounts receivable, net	118,647	139,737
Inventories	110,168	103,622
Current deferred tax assets, net	7,225	84,541
Other current assets	24,592	24,226

Total current assets	345,998	447,404
Deferred tax assets, net	8,514	141,064
Goodwill	92,353	143,510
Intangibles, net	44,742	61,996
Property, plant and equipment, net	44,327	47,086
Other assets, net	20,336	28,230

Total assets	$556,270	$869,290

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$76,440	$82,533
Payroll and related expenses	22,410	32,540
Accrued expenses	38,149	45,192
Deferred revenue	51,898	47,234
Finance lease obligation	2,460	—

Total current liabilities	191,357	207,499
Long-term debt	65,000	85,000
Long-term financing lease obligation	831	—
Pension and other postretirement benefits liabilities	125,546	124,058
Long-term deferred revenue	33,186	28,960
Other long-term liabilities	13,730	15,344
Commitments and contingencies
Shareholders’ equity:
Common stock (250,000 shares authorized, 63,453 and 62,956 shares issued and 60,354 and 59,717 outstanding)	639	636
Additional paid-in capital	705,755	697,597
Accumulated deficit	(492,830)	(210,327)
Accumulated other comprehensive loss	(86,944)	(79,477)

Total shareholders’ equity	126,620	408,429

Total liabilities and shareholders’ equity	$556,270	$869,290

INTERMEC, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Audited)

(In thousands)

	Twelve Months Ended
	December 31, 2012	December 31, 2011
Cash and cash equivalents at beginning of the period	$95,108	$221,467

Cash flows from operating activities:
Net loss	(282,503)	(30,757)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	35,474	28,252
Deferred taxes	212,363	11,354
Stock-based compensation	6,784	11,296
Capitalized legal fees charges	—	5,573
Impairment of property, plant and equipment	—	900
Impairment of goodwill	51,157	—
Gain on sale of assets	(5,189)	—
Gain on company owned life insurance	(2,414)	—
Change in pension and other postretirement plans, net	(7,908)	(2,391)
Changes in operating assets and liabilities:
Accounts receivable	22,498	(10,345)
Inventories	(13,447)	(15,714)
Other current assets	(300)	1,224
Accounts payable	(5,680)	3,452
Payroll and related expenses	(10,332)	3,263
Accrued expenses	(7,422)	10,121
Deferred revenue	8,336	(948)
Other long-term liabilities	(2,924)	(457)
Other operating activities	(883)	(488)

Net cash (used in) provided by operating activities	(2,390)	14,335

Cash flows from investing activities:
Acquisitions, net of cash acquired	—	(200,810)
Additions to property, plant and equipment	(9,510)	(19,559)
Maturities of investments	—	6,564
Proceeds from sale of assets	6,359	—
Proceeds from company owned life insurance	10,238	—
Capitalized legal fees	—	(613)
Other investing activities	(400)	(1,397)

Net cash provided by (used in) investing activities	6,687	(215,815)

Cash flows from financing activities:
Proceeds from issuance of debt	27,000	139,000
Repayment of debt	(47,000)	(54,000)
Stock repurchase	—	(10,019)
Financing lease obligation	3,291	—
Stock options exercised and other	1,971	2,225

Net cash (used in) provided by financing activities	(14,738)	77,206

Effect of exchange rate changes on cash and cash equivalents	502	(2,085)

Resulting (decrease) increase in cash and cash equivalents	(9,939)	(126,359)

Cash and cash equivalents at end of the period	$85,169	$95,108

INTERMEC, INC.

RECONCILIATION OF GAAP TO NON-GAAP OPERATING PROFIT (LOSS), ADJUSTED EBITDA,

NET EARNINGS (LOSS) AND EARNINGS (LOSS) PER SHARE

(Unaudited)

(In millions, except per share amounts)

	Three Months Ended December 31, 2012			Three Months Ended December 31, 2011
	Operating Profit (loss)	Net earnings (loss)	Earnings (loss) per share	Operating Profit (loss)	Net earnings (loss)	Earnings (loss) per share
Operating profit (loss) as reported	$(0.2)	$(4.8)	$(0.08)	$4.4	$(21.6)	$(0.36)
Acquisition related adjustments	3.2	3.2	0.05	5.8	3.6	0.06
Capitalized legal fees charge	—	—	—	5.6	3.4	0.06
Restructuring costs	—	—	—	0.1	0.1	—
Impairment of property, plant and equipment	—	—	—	0.9	0.6	0.01
Impairment of goodwill	4.5	4.5	0.08	—	—	—
Merger related costs	2.6	2.6	0.04	—	—	—
Deferred taxes and valuation allowance	—	0.3	—	—	21.4	0.36

Non-GAAP profit as adjusted	$10.1	$5.8	$0.09	$16.8	$7.5	$0.13

Depreciation and other amortization	5.1			4.0
Stock-based compensation	1.9			3.8

Adjusted EBITDA	$17.1			$24.6

	Twelve Months Ended December 31, 2012			Twelve Months Ended December 31, 2011
	Operating Profit (loss)	Net earnings (loss)	Earnings (loss) per share	Operating Profit (loss)	Net earnings (loss)	Earnings (loss) per share
Operating loss as reported	$(63.7)	$(282.5)	$(4.68)	$(6.2)	$(30.7)	$(0.51)
Acquisition related adjustments	17.1	17.1	0.28	27.4	17.8	0.29
Capitalized legal fees charge	—	—	—	5.6	3.4	0.06
Restructuring costs	4.4	4.4	0.07	5.8	5.8	0.10
Impairment of property, plant and equipment	—	—	—	0.9	0.6	0.01
Executive severance	1.9	1.9	0.03	—	—	—
Forfeited executive stock awards	(1.2)	(1.2)	(0.02)	—	—	—
Impairment of goodwill	51.2	51.2	0.85	—	—	—
Merger related costs	2.6	2.6	0.04	—	—	—
Deferred taxes and valuation allowance	—	208.8	3.46		22.5	0.38

Non-GAAP profit as adjusted	$12.3	$2.3	$0.03	$33.5	$19.4	$0.33

Depreciation and other amortization	18.8			17.5
Stock-based compensation	7.9			11.3

Adjusted EBITDA	$39.0			$62.3

INTERMEC, INC.

RECONCILIATION OF GAAP TO NON-GAAP OPERATING PROFIT (LOSS)

(Unaudited)

(In thousands)

	Three Months Ended December 31, 2012			Three Months Ended December 31, 2011
	GAAP Operating Results	Non-GAAP Adjustments	Non-GAAP Operating Results	GAAP Operating Results	Non-GAAP Adjustments	Non-GAAP Operating Results
Total revenues	$216,643	$—	$216,643	$236,775	$1,744	$238,519
Costs and expenses:
Cost of revenues	125,709	(2,367)	123,342	137,504	(2,882)	134,622
Research and development	21,783	—	21,783	21,664	(18)	21,646
Selling, general and administrative	64,856	(3,496)	61,360	66,391	(987)	65,404
Impairment of property, plant and equipment	—	—	—	900	(900)	—
Capitalized legal fees charge	—	—	—	5,573	(5,573)	—
Impairment of goodwill	4,549	(4,549)	—	—	—	—
Gain on sale of assets	—	—	—	—	—	—
Acquisition costs	—	—	—	208	(208)	—
Restructuring costs	(39)	39	—	99	(99)	—

Total costs and expenses	216,858	(10,373)	206,485	232,339	(10,667)	221,672

Operating profit (loss)	$(215)	$(10,373)	$10,158	$4,436	$12,411	$16,847

	Twelve Months Ended December 31, 2012			Twelve Months Ended December 31, 2011
	GAAP Operating Results	Non-GAAP Adjustments	Non-GAAP Operating Results	GAAP Operating Results	Non-GAAP Adjustments	Non-GAAP Operating Results
Total revenues	$790,093	$—	$790,093	$848,181	$6,826	$855,007
Costs and expenses:
Cost of revenues	474,053	(13,306)	460,747	501,444	(11,422)	490,022
Research and development	82,488	—	82,488	84,384	(53)	84,331
Selling, general and administrative	246,840	(7,105)	239,735	250,296	(3,146)	247,150
Impairment of property, plant and equipment	—	—	—	900	(900)	—
Capitalized legal fees charge	—	—	—	5,573	(5,573)	—
Impairment of goodwill	51,157	(51,157)	—	—	—	—
Gain on sale of assets	(5,189)	—	(5,189)	—	—	—
Acquisition costs	—	—	—	5,974	(5,974)	—
Restructuring costs	4,429	(4,429)	—	5,855	(5,855)	—

Total costs and expenses	853,778	75,997	777,781	854,426	(32,923)	821,503

Operating profit (loss)	$(63,685)	$75,997	$12,312	$(6,245)	$39,749	$33,504

RECONCILIATION OF GAAP TO NON-GAAP GROSS MARGINS

(Unaudited)

(In thousands)

	Three Months Ended December 31, 2012			Three Months Ended December 31, 2011
	As Reported	Non-GAAP Adjustments	Non-GAAP as Adjusted	As Reported	Non-GAAP Adjustments	Non-GAAP as Adjusted
Revenues:
Product	$172,327	$—	$172,327	$192,209	$—	$192,209
Service	44,316	—	44,316	44,566	1,744	46,310

Total revenues	$216,643	$—	$216,643	$236,775	$1,744	$238,519

Cost of revenues:
Product	$102,374	$(2,367)	$100,007	$112,766	$(2,882)	$109,884
Service	23,335	—	23,335	24,738	—	24,738

Total cost of revenues	$125,709	$(2,367)	$123,342	$137,504	$(2,882)	$134,622

Gross margins:
Product	40.6%		42.0%	41.3%		42.8%
Service	47.3%		47.3%	44.5%		46.6%
Total	42.0%		43.1%	41.9%		43.6%

	Twelve Months Ended December 31, 2012			Twelve Months Ended December 31, 2011
	As Reported	Non-GAAP Adjustments	Non-GAAP as Adjusted	As Reported	Non-GAAP Adjustments	Non-GAAP as Adjusted
Revenues:
Product	$617,369	$—	$617,369	$676,991	$—	$676,991
Service	172,724	—	172,724	171,190	6,827	178,017

Total revenues	$790,093	$—	$790,093	$848,181	$6,827	$855,008

Cost of revenues:
Product	$384,055	$(13,306)	$370,749	$404,591	$(10,212)	$394,379
Service	89,998	—	89,998	96,853	—	96,853

Total cost of revenues	$474,053	$(13,306)	$460,747	$501,444	$(10,212)	$491,232

Gross margins:
Product	37.8%		39.9%	40.2%		41.7%
Service	47.9%		47.9%	43.4%		45.6%
Total	40.0%		41.7%	40.9%		42.5%

SUPPLEMENTAL SALES INFORMATION BY CATEGORY

(Unaudited)

(Amounts in millions)

	Three Months Ended
	December 31, 2012	Percent of Revenues	December 31, 2011	Percent of Revenues	Percent Change in Revenues
Revenues by category:
Intermec-branded:
Systems and solutions	$109.3	50.5%	$122.2	51.6%	(10.6)%
Printer and media	37.3	17.2%	43.6	18.4%	(14.4)%
Service	34.9	16.1%	35.8	15.1%	(2.5)%
Voice solutions	35.1	16.2%	35.2	14.9%	(0.3)%

Total revenues	$216.6	100.0%	$236.8	100.0%	(8.5)%

	Twelve Months Ended
	December 31, 2012	Percent of Revenues	December 31, 2011	Percent of Revenues	Percent Change in Revenues
Revenues by category:
Intermec-branded:
Systems and solutions	$380.7	48.2%	$423.5	49.9%	(10.1)%
Printer and media	148.9	18.8%	175.4	20.7%	(15.1)%
Service	138.3	17.5%	143.1	16.9%	(3.4)%
Voice solutions	122.2	15.5%	106.2	12.5%	15.1%

Total revenues	$790.1	100.0%	$848.2	100.0%	(6.8)%

INTERMEC, INC.

SUPPLEMENTAL SALES INFORMATION BY GEOGRAPHICAL REGION

(Unaudited)

(Amounts in millions)

	Three Months Ended
	December 31, 2012	Percent of Revenues	December 31, 2011	Percent of Revenues	Percent Change in Revenues
Revenues by geographic region:
North America	$102.9	47.4%	$115.7	48.9%	(11.1)%
Europe, Middle East and Africa (EMEA)	70.3	32.5%	74.7	31.5%	(5.9)%
Latin America (LATAM)	27.2	12.6%	32.6	13.8%	(16.6)%
Asia Pacific (ASIAPAC)	16.2	7.5%	13.8	5.8%	17.4%

Total revenues	$216.6	100.0%	$236.8	100.0%	(8.5)%

	Twelve Months Ended
	December 31, 2012	Percent of Revenues	December 31, 2011	Percent of Revenues	Percent Change in Revenues
Revenues by geographic region:
North America	$399.7	50.6%	$408.3	48.1%	(2.1)%
Europe, Middle East and Africa (EMEA)	231.0	29.2%	275.4	32.5%	(16.1)%
Latin America (LATAM)	101.1	12.8%	102.6	12.1%	(1.5)%
Asia Pacific (ASIAPAC)	58.3	7.4%	61.9	7.3%	(5.8)%

Total revenues	$790.1	100.0%	$848.2	100.0%	(6.8)%